UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Benessere Capital Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

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BENESSERE CAPITAL ACQUISITION CORP.

78 SW 7th Street, Unit 800

Miami, FL 33130

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 5, 2022

TO THE STOCKHOLDERS OF BENESSERE CAPITAL ACQUISITION CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of stockholders of Benessere Capital Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at 11:00 a.m. Eastern Time on January 5, 2022.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/benespac/2022. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated December 7, 2021, and is first being mailed to stockholders of the Company on or about December 20th, 2021. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•

a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on January 7, 2021, which we refer to as the “IPO”, from January 7, 2022 to July 7, 2022 or such earlier date as determined by the Board, which we refer to as the “Extension”, and such later date, the “Extended Date”; and

•

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Agreement and Plan of Merger (as it may be amended, the “Merger Agreement”) by and among us, BCAC Holdings Inc., a Delaware corporation (“Pubco”), BCAC Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco, BCAC Company Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco, BCAC Purchaser Rep LLC, a Delaware limited liability company, in the capacity as the representative for the equity holders of Pubco (other than certain holders of securities of eCombustible, defined below), Jorge Arevalo in the capacity as the representative for certain security holders of eCombustible and eCombustible Energy LLC, a Delaware limited liability company (“eCombustible”). For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on November 30, 2021.

Our board of directors (the “Board”) currently believes that there will not be sufficient time before January 7, 2021 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in our future investment.

If the Extension Amendment Proposal is approved, ARC Global Investments LLC (“Sponsor”) and eCombustible or their designees have agreed to contribute to the Company as a loan an aggregate of $0.20 for each public share (as defined below) that is not redeemed in connection with the Special Meeting for the Extension Period (the “Contribution”). Assuming the Extension Amendment Proposal is approved, such Contribution will be deposited in the Trust Account (as defined below) promptly following the Special Meeting. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.35 per share, in comparison to the current redemption amount of $10.15 per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. The Contribution will not occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by the Company to the Sponsor and eCombustible or their designees upon consummation of the Business Combination. If the Sponsor or eCombustible or their designees advises us that it does not intend to make its portion of the Contribution, then the Extension Amendment Proposal will not be put before the stockholders at the Special Meeting and the Company will dissolve and liquidate in accordance with our charter. We cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $116,776,045.65 that was in the Trust Account as of the Record Date.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The Sponsor owns 2,825,000 shares of our Class B common stock that were issued to the Sponsor prior to our IPO, and 393,750 private placement units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, each of our Chief Financial Officer and Chief Operating Officer owns 10,000 Founder Shares, each of our four independent directors and two special advisors owns 5,000 Founder Shares, and EF Hutton (f/k/a Kingswood Capital Markets), a division of Benchmark Investments (the “Representative”), owns 125,000 Founder Shares. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B common stock.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 3, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.15 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on December 8, 2021 was $10.36. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by January 7, 2022, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, officers and directors and the Representative will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, subject to the terms of the Merger Agreement, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on December 8, 2021 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

December 17, 2021	By Order of the Board of Directors

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 5, 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/benespac/2022.

BENESSERE CAPITAL ACQUISITION CORP.

78 SW 7th Street, Unit 800

Miami, FL 33130

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 5, 2022

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting”, of stockholders of Benessere Capital Acquisition Corp., which we refer to as the “we”, “us”, “our” or the “Company”, will be held at 11:00 a.m. Eastern Time on January 5, 2022 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/benespac/2022. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•

a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on January 7, 2021, which we refer to as the “IPO”, from January 7, 2022 to July 7, 2022 or such earlier date as determined by the Board, which we refer to as the “Extension”, and such later date, the “Extended Date”; and

•

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Agreement and Plan of Merger (as it may be amended, the “Merger Agreement”) by and among us, BCAC Holdings Inc., a Delaware corporation (“Pubco”), BCAC Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco, BCAC Company Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco, BCAC Purchaser Rep LLC, a Delaware limited liability company, in the capacity as the representative for the equity holders of Pubco (other than certain holders of securities of eCombustible, defined below), Jorge Arevalo in the capacity as the representative for certain security holders of eCombustible and eCombustible Energy LLC, a Delaware limited liability company (“eCombustible”). For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on November 30, 2021.

The Extension Amendment Proposal is required for the implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, ARC Global Investments LLC (“Sponsor”) and eCombustible or their designees have agreed to contribute to the Company as a loan an aggregate of $0.20 for each public share that is not redeemed in connection with the Special Meeting for the Extension Period (the “Contribution”). Assuming the Extension Amendment Proposal is approved, such Contribution will be deposited in the Trust Account (as defined below) promptly following the Special Meeting. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.35 per share, in comparison to the current redemption amount of $10.15 per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. The Contribution will not occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by the Company to the Sponsor and eCombustible or their designees upon consummation of the Business Combination. If the Sponsor or eCombustible or their designees advises us that it does not intend to make its portion of the Contribution, then the Extension Amendment Proposal will not be put before the stockholders at the Special Meeting and the Company will dissolve and liquidate in accordance with our charter. We cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $116,776,045.65 that was in the Trust Account as of the Record Date.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The Sponsor owns 2,825,000 shares of our Class B common stock that were issued to the Sponsor prior to our IPO, and 393,750 private placement units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, each of our Chief Financial Officer and Chief Operating Officer owns 10,000 Founder Shares, each of our four independent directors and two special advisors owns 5,000 Founder Shares, and EF Hutton (f/k/a Kingswood Capital Markets), a division of Benchmark Investments (the “Representative”), owns 125,000 Founder Shares. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B common stock.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 3, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $116,776,045.65 million that was in the Trust Account as of December 8, 2021. In such event, the Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by January 7, 2022, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers or directors, will not receive any monies held in the Trust Account as a result of its ownership of 2,825,000 shares of our Class B common stock that were issued to the Sponsor prior to our IPO and 393,750 private placement units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, each of our Chief Financial Officer and Chief Operating Officer owns 10,000 Founder Shares, each of our four independent directors and two special advisors owns 5,000 Founder Shares, and the Representative owns 125,000 Founder Shares and will not receive any monies held in the Trust Account as a result of its ownership of such Founder Shares. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B common stock.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.15 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.15. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.15, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the Securities and Exchange Commission, which we refer to as the “SEC”, on January 6, 2021, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated January 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on December 8, 2021 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 11,893,750 shares of Class A common stock and 3,000,000 shares of Class B common stock outstanding. The Company’s warrants and rights do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $27,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated December 17, 2021 and is first being mailed to stockholders on or about December 20th, 2021.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?	We are a blank check company formed in Delaware on September 25, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In January 2021, we consummated our IPO from which we derived gross proceeds of approximately $118,937,500 in the aggregate. The amount in the trust account was initially $10.15 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, January 7, 2022). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination pursuant to that certain Merger Agreement, dated as of November 23, 2021, by and among us, eCombustible and the other parties thereto. For more information about the Business Combination, our Company’s Current Report on Form 8-K filed with the SEC on November 30, 2021.

What is being voted on?	You are being asked to vote on:

• a proposal to amend our charter to extend the date by which we have to consummate a business combination from January 7, 2022 to July 7, 2022 or such earlier date as determined by the Board; and

•  a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust

Account for our use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $116,776,045.65 that was in the Trust Account as of December 8, 2021. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is approved, our Sponsor and eCombustible or their designees have agreed to contribute to the Company as a loan an aggregate of $0.20 for each public share that is not redeemed in connection with the Special Meeting for the Extension Period. Assuming the Extension Amendment Proposal is approved, such Contribution will be deposited in the Trust Account promptly following the Special Meeting. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.35 per share, in comparison to the current redemption amount of $10.15 per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. The Contribution will not occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by the Company to the Sponsor and eCombustible or their designees upon consummation of the Business Combination. If the Sponsor or eCombustible or their designees advises us that it does not intend to make its portion of the Contribution, then the Extension Amendment Proposal will not be put before the stockholders at the Special Meeting and the Company will dissolve and liquidate in accordance with our charter. We cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $116,776,045.65 that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by January 7, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Units.

Why is the Company proposing the Extension Amendment Proposal?	Our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before January 7, 2022. As explained below, we will not be able to complete an initial business combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from January 7, 2022 to July 7, 2022.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?	Our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from

January 7, 2022 to July 7, 2022 or such earlier date as determined by the Board. The Extension would give the Company the opportunity to complete the Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before January 7, 2022, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing our stockholders an opportunity to consider the Business Combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

When would the Board abandon the Extension Amendment Proposal?	Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?	All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 21.88% of our issued and outstanding shares of common stock, including 2,865,000 Founder Shares and 393,750 Private Placement Units. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

What vote is required to adopt the proposals?	The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?	Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by January 7, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants or rights which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Units.

If the Extension Amendment Proposal is approved, what happens next?	On November 23, 2021, we entered into the Merger Agreement with respect to the Business Combination. We are seeking the Extension Amendment to provide us time to compete the Business Combination. Our efforts to complete the Business Combination will involve:

• completing proxy materials;

• establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

• holding a special meeting of stockholders to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to January 7, 2022. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, Class A common stock, public warrants and public rights will remain publicly traded.

If the Extension Amendment Proposal is approved, our Sponsor and eCombustible or their designees have agreed to contribute to the Company as a loan an aggregate of $0.20 for each public share that is not redeemed in connection with the Special Meeting for the Extension Period. Assuming the Extension Amendment Proposal is approved, such Contribution will be deposited in the Trust Account promptly following the Special Meeting. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.35 per share, in comparison to the current redemption amount of $10.15 per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. The Contribution will not occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by the Company to the Sponsor and eCombustible or their designees upon consummation of the Business Combination. If the Sponsor or eCombustible or their designees advises us that it does not intend to make its portion of the Contribution, then the Extension Amendment Proposal will not be put before the stockholders at the Special Meeting and the Company will dissolve and liquidate in accordance with our charter. We cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $116,776,045.65 that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and Private Placement Units.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement.

What happens to the Company’s warrants and rights if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by January 7, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants and rights if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis). The public rights will also remain outstanding and holders of such rights will receive one-tenth (1/10) of one Class A common stock upon consummation of our initial business combination.

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?	Unless you elect to redeem your public shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

How do I attend the meeting?	You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

How do I change or revoke my vote?	You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at fflores@benespac.com, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares and shares of Class A common stock underlying the Private Placement Units, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 7,446,876 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of record of our common stock at the close of business on December 8, 2021 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 11,893,750 shares of our Class A common stock and 3,000,000 shares of our Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 3,000,000 Founder Shares (purchased for $25,000) and 393,750 Private Placement Units (purchased for $3,937,500), which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers”.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?	If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on January 3, 2022 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $27,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow Sodali, at (800) 662-5200 (toll free) or by email at BENE.info@investor.morrowsodali.com.

You may also contact us at:

Benessere Capital Acquisition Corp. info@benespac.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the trust account; and

•	the competitive environment in which our successor will operate following the Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 31, 2021 and in other reports we file with the SEC. Risks regarding the Business Combination are also discussed in the Current Report on Form 8-K filed with the SEC on November 30, 2021. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

BACKGROUND

We are a blank check company formed in Delaware on September 25, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 11,893,750 shares of Class A common stock and 3,000,000 shares of Class B common stock issued and outstanding. In addition, we issued warrants to purchase 8,625,000 shares of Class A common stock and rights convertible into 1,150,000 shares of Class A common stock as part of our IPO, along with an aggregate of 295,312 warrants and 360,000 rights (convertible into an aggregate of 39,375 shares of Class A common stock) underlying the Private Placement Units issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per half share, to be exercised only for a whole number of shares of our Class A common stock. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The warrants underlying the Private Placement Units, however, are non-redeemable so long as they are held by our Sponsor or its permitted transferees. Each holder of a right will receive one-tenth (1/10) of one Class A common stock upon consummation of our initial business combination, even if the holder of such right redeemed all Class A common stock held by it in connection with the initial business combination.

Approximately $116.725 million in proceeds from our IPO, the simultaneous sale of the Private Placement Units in a private placement transaction, are being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $116,776,045.65 was held in the Trust Account as of December 8, 2021. The mailing address of the Company’s principal executive office is 78 SW 7th Street, Unit 800, Miami, FL 33130.

As previously announced, we entered into the Merger Agreement on November 23, 2021. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. The Board currently believes that there will not be sufficient time before January 7, 2021 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete the Business Combination on or before January 7, 2021. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on November 30, 2021.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete our initial business combination.

If the Extension Amendment Proposal is approved, our Sponsor and eCombustible or their designees have agreed to contribute to the Company as a loan an aggregate of $0.20 for each public share that is not redeemed in connection with the Special Meeting for the Extension Period. Assuming the Extension Amendment Proposal is approved, such Contribution will be deposited in the Trust Account promptly following the Special Meeting. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.35 per share, in comparison to the current redemption amount of $10.15 per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. The Contribution will not occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by the Company to the Sponsor and eCombustible or their designees upon consummation of the Business Combination. If the Sponsor or eCombustible or their designees advises us that it does not intend to make its portion of the Contribution, then the Extension Amendment Proposal will not be put before the stockholders at the Special Meeting and the Company will dissolve and liquidate in accordance with our charter. We cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $116,776,045.65 that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by January 7, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Board believes that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until January 7, 2022 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

As previously announced, we entered into the Merger Agreement on November 23, 2021. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. The Board currently believes that there will not be sufficient time before January 7, 2021 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete the Business Combination on or before January 7, 2021. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see Company’s Current Report on Form 8-K filed with the SEC on November 30, 2021.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond January 7, 2022 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by January 7, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants or rights which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock, public warrants and public rights will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, our Sponsor and eCombustible or their designees have agreed to contribute to the Company as a loan an aggregate of $0.20 for each public share that is not redeemed in connection with the Special Meeting for the Extension Period. Assuming the Extension Amendment Proposal is approved, such Contribution will be deposited in the Trust Account promptly following the Special Meeting. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.35 per share, in comparison to the current redemption amount of $10.15 per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. The Contribution will not occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by the Company to the Sponsor and eCombustible or their designees upon consummation of the Business Combination. If the Sponsor or eCombustible or their designees advises us that it does not intend to make its portion of the Contribution, then the Extension Amendment Proposal will not be put before the stockholders at the Special Meeting and the Company will dissolve and liquidate in accordance with our charter. We cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $116,776,045.65 that was in the Trust Account as of the Record Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders, subject to the terms of the Merger Agreement.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $116,776,045.65 held in the Trust Account as of December 8, 2021. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 3, 2022.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on January 3, 2022 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on January 3, 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on January 3, 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.15 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on December 8, 2021 was $10.36.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on January 3, 2022 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants or rights) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants and possibly the rights. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock, the right and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received pursuant to the right or upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 11:00 a.m. Eastern Time on January 5, 2022 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/benespac/2022. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/benespac/2022, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on December 8, 2021, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants and rights do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s Class A common stock outstanding on the record date, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 11,893,750 shares of Class A common stock and 3,000,000 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Morrow Sodali at (800) 662-5200 (toll free) or by email at BENE.info@investor.morrowsodali.com.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement.

Our Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 2,865,000 Founder Shares and 393,750 shares of Class A common stock underlying the Private Placement Units, representing approximately 21.88% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the fact that our Sponsor holds 2,825,000 Founder Shares and 393,750 Private Placement Units, all such securities beneficially owned by our Chairman and Chief Executive Officer, each of our Chief Financial Officer and Chief Operating Officer owns 10,000 Founder Shares, each of our four independent directors and two special advisors owns 5,000 Founder Shares, and the Representative holds 125,000 Founder Shares, that would expire worthless if a business combination is not consummated;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•

the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

See our Current Report on Form 8-K filed with the SEC on November 30, 2021 and the proxy statement/prospectus included in a registration statement on Form S-4 to be filed with the SEC for more information about the interests of our Sponsor, executive officers and directors in the Business Combination.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until January 7, 2022 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.

As previously announced, we entered into the Merger Agreement on November 23, 2021. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. The Board currently believes that there will not be sufficient time before January 7, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete the Business Combination on or before January 7, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on November 30, 2021.

Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before January 7, 2022, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond January 7, 2022 to the Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond January 7, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our officers and directors as a group.

As of the record date, there were 11,893,750 shares of Class A common stock and 3,000,000 shares of Class B common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class
ARC Global Investments LLC(2)	393,750	3.31%	2,825,000	94.17%
Patrick Orlando(2)	393,750	3.31%	2,825,000	94.17%
Francisco O. Flores(3)	—	—	10,000	*
Guillermo Cruz(4)	—	—	10,000	*
John Simpson(3)	—	—	5,000	*
John Fargis(3)	—	—	5,000	*
Eric Swider(3)	—	—	5,000	*
Justin L. Shaner(3)	—	—	5,000	*
The K2 Principal Fund, L.P.(5)	990,000	8.32%	—	—
Weiss Asset Management LP(6)	990,000	8.32%	—	—
Marc Bistricer(7)	790,317	6.64%	—	—
CVI Investments, Inc.(8)	700,000	5.89%	—	—
Basso SPAC Fund LLC(9)	626,012	5.26%	—	—
All directors and executive officers as a group (7 individuals)	393,750	3.31%	2,865,000	95.5%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Benessere Capital Acquisition Corp., 78 SW 7th Street, Unit 800, Miami, FL 33130.
(2)

Interests shown consist of Founder Shares, classified as shares of Class B common stock, and shares of Class A common stock underlying units issued pursuant to a private placement. Such shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. Our Sponsor is the record holder of such shares. Patrick Orlando, our Chairman and Chief Executive Officer, is the director and a stockholder of our Sponsor. By virtue of this relationship, Mr. Orlando may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Mr. Orlando disclaims any such beneficial ownership except to the extent of his pecuniary interest. Excludes shares underlying the private placement warrants, as such shares may not be voted or disposed of by our Sponsor within 60 days of the date hereof.

(3)

On October 10, 2020, our Sponsor transferred 10,000 Founder Shares to Francisco Flores, our Chief Financial Officer, and 5,000 Founder Shares to each of John Simpson, John Fargis, Eric Swider, and Justin L. Shaner, our four independent directors. Messrs. Flores and Shaner each holds an interest in our Sponsor and each disclaims any beneficial ownership other than to the extent of his pecuniary interest.

(4)

On November 27, 2020, our Sponsor transferred 10,000 Founder Shares to Guillermo Cruz, our Chief Operating Officer. Mr. Cruz holds an interest in our sponsor and disclaims any beneficial ownership other than to the extent of his pecuniary interest.

(5)

Based on the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2021, these shares may be deemed to be beneficially owned by each of Shawn Kimel Investments, Inc., an Ontario corporation (“SKI“), The K2 Principal Fund, L.P., an Ontario limited partnership (the “Fund“), K2 Genpar 2017 Inc., an Ontario corporation and the General Partner to the Fund (“Genpar 2017“), and K2 & Associates Investment Management Inc., an Ontario corporation (“K2 & Associates“). Daniel Gosselin is Vice president of SKI, Secretary of Genpar 2017, and President of K2 & Associates. K2 & Associates is a direct 66.5% owned subsidiary of SKI, and is the investment manager of the Fund. Mr. Gosselin exercises ultimate voting and investment powers over the 990,000 shares that are held of record by The K2 Principal Fund, L.P, and may be deemed to beneficially own, and have shared voting and dispositive power with respect to, the 990,000 shares. The business address of each of Mr. Gosselin, SKI, the Fund, Genpar 2017, and K2 & Associates is 2 Bloor St West, Suite 801, Toronto, Ontario, M4W 3E2.

(6)

Based on the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2021, these shares may be deemed to be beneficially owned by each of BIP GP LLC, a Delaware limited liability company (“BIP GP”), Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), WAM GP LLC, a Delaware limited liability company (“WAM GP”), and Andrew M. Weiss, Ph.D., a United States citizen. BIG GP is only deemed to own 623,700 of the 990,000 shares. Shares reported for BIP GP include shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP is the sole general partner of Weiss Asset Management. Mr. Weiss is the managing member of WAM GP and BIP GP Shares reported for WAM GP, Mr. Weiss and Weiss Asset Management include shares beneficially owned by the Partnership (and reported above for BIP GP). Each of BIP GP, WAM GP, Weiss Asset Management, and Mr. Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein. BIP GP, Weiss Asset Management, WAM GP, and Mr. Weiss have a business address of 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

(7)

Based on a Schedule 13G filed with the SEC on November 29, 2021, Murchinson Ltd., a company incorporated under the laws of Canada (“Murchinson”), serves as the investment fund advisor to and Marc Bistricer, in whose name the shares of Class A common stock reported therein are held. As such, Murchinson may be deemed to be the beneficial owner of all shares of Class A common stock held by Mr. Bistricer, a citizen of Canada. The principal office of each reporting person is 145 Adelaide St. West, Suite 400, Toronto, Ontario Canada M5H 4E5.

(8)

Based on a Schedule 13G filed with the SEC on February 11, 2021, Basso Capital Management, L.P., a Delaware limited partnership (“BCM”), serves as the investment manager to Basso SPAC Fund LLC (“Basso SPAC”), a Delaware limited liability company (“Basso SPAC”), in whose name the shares of Class A common stock reported therein are held. Basso Management, LLC, a Delaware limited liability company (“Basso Management”) is the manager of Basso SPAC. Basso GP, LLC, a Delaware limited liability company (“Basso GP”), is the general partner of BCM. Howard I. Fischer is the principal portfolio manager for Basso SPAC, the Chief Executive Officer and a Founding Managing Partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Mr. Fischer may be deemed to indirectly beneficially own the shares of Class A common stock reported herein. The address of the principal business office of each reporting person is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902..

(9)

Based on a Schedule 13G filed with the SEC on January 14, 2021, Heights Capital Management, Inc., a Delaware Corporation (“HCM”), serves as the investment manager to CVI Investments, Inc., a Cayman Islands exempted company (“CVI”), in whose name the shares of Class A common stock reported therein are held. As such, HCM may be deemed to be the beneficial owner of all shares of Class A common stock owned by CVI. William Walmsley, the Director of CVI Investments, Inc., may also be deemed to beneficially own these 700,000 shares, as may Brian Sopinsky, Secretary of Heights Capital Management, Inc. Each of the reporting persons disclaims any beneficial ownership of any such shares of Class A common stock, except for their pecuniary interest therein. The address of the principal business office of CVI is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands. The address of the principal business office of HCM is 101 California Street, Suite 3250, San Francisco, California 94111.

The table above does not include the shares of common stock underlying the private placement warrants underlying the Private Placement Units held or to be held by our sponsor because these securities are not exercisable within 60 days of the record date for the Special Meeting.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2022 annual meeting of stockholders will be held no later than December 31, 2022. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must have been received by the Company at its offices at 78 SW 7th Street, Unit 800, Miami, FL 33130 no later than August 5, 2022.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying business combination on or before January 7, 2022, there will be no annual meeting in 2022.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at info@benespac.com to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Attn: Kevin Kelly

Toll Free: (800) 662-5200

Collect: (203) 658-9400

Email: BENE.info@investor.morrowsodali.com

You may also obtain these documents by requesting them via e-mail from the Company at info@benespac.com.

If you are a stockholder of the Company and would like to request documents, please do so by December 28, 2021, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BENESSERE CAPITAL ACQUISITION CORP.

Pursuant to Section 245 of the

Delaware General Corporation Law

BENESSERE CAPITAL ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.

The name of the Corporation is Benessere Capital Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 25, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 4, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.

This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 18 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares

A-1

were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

IN WITNESS WHEREOF, Benessere Capital Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this      day of January, 2022.

BENESSERE CAPITAL ACQUISITION CORP.

By:
Name: Patrick Orlando Title: Chairman and Chief Executive Officer

A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY

BENESSERE CAPITAL ACQUISITION CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 4, 2022.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this X

Proposal 1 – Extension Amendment Proposal

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 2 – Adjournment Proposal

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**____________**2022.**

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet—QUICK EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail Your to vote Internet your shares vote authorizes in the same the manner named as proxies if you    BENESSERE CAPITAL ACQUISITION CORP. Votes marked, submitted signed and electronically returned your over proxy the Internet card. must January be 4, received 2022. by 11:59 p.m., Eastern Time, on    INTERNET – www. Use the cstproxyvote. Internet to vote com your proxy. Have your proxy above card website. available Follow when the prompts you access to vote the your shares. If Vote you at plan the to Meeting attend the    – virtual online special meeting, number to you vote will electronically need your 12 at digit the special control meeting. To attend the special meeting, visit: https://www.cstproxy.com/benespac/2022 MAIL and return – Mark, it in sign the postage-paid and date your envelope proxy card provided.    PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. ï³ FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY Please mark THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND your votes PROPOSAL 2. like this    Proposal 1 – Extension Amendment Proposal Amend the Company’s amended and FOR AGAINST ABSTAIN restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from January 7, 2022 to July 7, 2022 or such earlier date as determined by the board of directors.    Proposal 2 – Adjournment Proposal Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.    FOR AGAINST ABSTAIN    PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER    Signature_Signature, if held jointly Date 2022. Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney .

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders to be held January 5, 2022. This notice of meeting and the accompanying Proxy Statement are available at: https://www.cstproxy.com/benespac/2022 ï³ FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED ï³ PROXY CARD FOR THE SPECIAL MEETING OF STOCKHOLDERS OF BENESSERE CAPITAL ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated December XX, 2021, in connection with the special meeting of stockholders (“Special Meeting”) to be held at 11:00 a.m. Eastern Time on January 5, 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Patrick Orlando and Francisco O. Flores (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL. (Continued and to be marked, dated and signed on reverse side)